Exhibit 10.29

From:

MEPC MILTON PARK NO. 1 LIMITED (Company number 5491670) and MEPC MILTON PARK NO. 2 LIMITED (Company number 5491806) both of whose registered offices are at 4th Floor Lloyds Chambers 1 Portsoken Street London E1 8LW

To:

OXFORD IMMUNOTEC LIMITED (Company number 04516079) whose registered office is at 94C Milton Park Abingdon Oxfordshire OX14 4RY

Dear Sirs

Units 94C and 115 B and D Milton Park

In consideration of your today having entered into deeds of variation of the leases (the “Leases”) of respectively Unit 94C (dated 8 August 2007 as varied by a deed of variation dated 30 September 2008) and Units 115 B and D Milton Park (dated 30 September 2008) (the “Properties”) we confirm that in the event that you take a lease from us, of premises at Milton Park with a net lettable area greater than the aggregate net lettable area of the Properties, at an annual principal rent which, in terms of the rate per square foot (calculated on the same basis), is greater than £21 and otherwise on terms similar to the Leases (the New Lease) then we shall be prepared to accept a surrender of the Leases subject to and in accordance with the following provisions:

1	the New Lease must have been completed on or before the date of surrender of the Leases; and

2	all rents reserved by the Leases must have been paid by the time of surrender of the Leases; and

3	the Properties must have been reinstated in accordance with the terms of the Leases (as those terms would apply at the end of the term granted by each of the Leases) by the time of surrender of the Leases and all liabilities in respect of dilapidations under each of the Leases must have been discharged; and

4	vacant possession of the Properties must be given on surrender of the Leases;

Subject as mentioned in this letter the provisions of the Leases shall have full force and effect.

The terms of this letter are personal to you but will be binding on our successors in title.

Yours faithfully

For and on behalf of MEPC Milton Park No. 1 Limited

For and on behalf of MEPC Milton Park No. 2 Limited

We agree the terms of this letter

/s/ Peter Wrighton-Smith

For and on behalf of Oxford Immunotec Limited

Dated 23 December 2009

Dated 23 December 2009

Counterpart

Deed of Variation

between

MEPC Milton Park No. 1 Limited and

MEPC Milton Park No. 2 Limited

and

Oxford lmmunotec Limited

relating to

Unit 94C

Milton Park

THIS DEED OF VARIATION made the 23rd day of                     2009 BETWEEN:

(1)	MEPC MILTON PARK NO. 1 LIMITED (Company number 5491670) and MEPC MILTON PARK NO. 2 LIMITED (Company number 5491806), on behalf of MEPC Milton Park Limited Partnership, both of whose registered offices are at 4th Floor Lloyds Chambers 1 Portsoken Street London E1 8LW (the Landlord);

(2)	OXFORD IMMUNOTEC LIMITED (Company number 04516079) whose registered office is at 94C Milton Park Abingdon Oxfordshire OX14 4RY (the Tenant);

IS SUPPLEMENTAL to the Lease:

WHEREAS:

A.	The residue of the Term is still vested in the Tenant;

B.	The reversion immediately expectant on the determination of the Term is still vested in the Landlord.

NOW THIS DEED WITNESSETH as follows:

DEFINITIONS

1.	In this Deed unless the context otherwise requires all definitions used in the Lease shall have the same meanings save as follows

1.1	Landlord shall include any other person entitled to the immediate reversion to the Term from time to time;

1.2	Lease means a lease of the Premises dated 8 August 2007 made between (1) the Landlord and (2) the Tenant as varied by a deed dated 30 September 2008 also made between (1) the Landlord and (2) the Tenant;

1.3	Premises means Unit 94C Milton Park, Abingdon, Oxfordshire as more particularly described and comprised in the Lease;

1.4	Tenant shall include its successors in title to the Term from time to time;

1.5	Term means the term of years created by the Lease;

1.6	Words importing the singular include the plural and vice versa and words importing one gender include all other genders;

1.7	Where there are two or more persons comprising any party to this Deed covenants expressed to be made by that party are deemed to be made by such persons jointly and severally.

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VARIATION

2.	The parties hereto agree and declare that with effect from the date of this Deed and thereafter throughout the residue of the Term the Lease shall be varied so that:

2.1	In Clause 1.1 the definition of “Break Date” shall be deemed to read as follows:

“Break Date means 12 June 2013 and 12 June 2016;”

DECLARATION

3.	IT IS HEREBY AGREED AND DECLARED THAT save as hereby varied the provisions of the Lease are incorporated herein as though they were set out in full in this Deed and shall continue in full force and effect and the Lease will from and including the date of this Deed take effect and be construed as taking account of the variations effected by this Deed.

CONTRACTS (RIGHTS OF THIRD PARTIES) ACT 1999

4.	A person who is not a party to this Deed has no right under the Contracts (Rights of Third Parties) Act 1999 to enforce any terms of this Deed.

INTERPRETATION

5.	The headings in this Deed are for convenience only and do not affect the construction thereof.

REGISTRATION OF THIS DEED

6.	Promptly following the completion of this Deed the Tenant and the Landlord shall apply to register this Deed at HM Land Registry against the Tenant’s registered title number ON273964 and the Landlord’s registered title number BK102078; and

6.1	The Tenant and the Landlord shall ensure that any requisitions raised by HM Land Registry in connection with an application for registration are dealt with promptly and properly;

6.2	Within one month after completion of the registration, the Tenant and the Landlord shall send to the other official copies of the respective registered titles.

IN WITNESS whereof the parties have executed this Deed as a deed the day and year first before written

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EXECUTED AS A DEED by OXFORD IMMUNOTEC LIMITED acting by two directors or by one director and the company secretary

Director: /s/ Dr. Peter Wrighton-Smith

Director/ Secretary: /s/ Simon Turner

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Dated 23 December 2009

Counterpart

Deed of Variation

between

MEPC Milton Park No. 1 Limited and

MEPC Milton Park No. 2 Limited

and

Oxford lmmunotec Limited

relating to

Units 115 B and D

Milton Park

THIS DEED OF VARIATION made the 23rd day of December 2009 BETWEEN:

(1)	MEPC MILTON PARK NO. 1 LIMITED (Company number 5491670) and MEPC MILTON PARK NO. 2 LIMITED (Company number 5491806), on behalf of MEPC Milton Park Limited Partnership, both of whose registered offices are at 4th Floor Lloyds Chambers 1 Portsoken Street London E1 8LW (the Landlord);

(2)	OXFORD IMMUNOTEC LIMITED (Company number 04516079) whose registered office is at 94C Milton Park Abingdon Oxfordshire OX14 4RY (the Tenant);

IS SUPPLEMENTAL to the Lease:

WHEREAS:

A.	The residue of the Term is still vested in the Tenant;

B.	The reversion immediately expectant on the determination of the Term is still vested in the Landlord.

NOW THIS DEED WITNESSETH as follows:

DEFINITIONS

1.	In this Deed unless the context otherwise requires all definitions used in the Lease shall have the same meanings save as follows

1.1	Landlord shall include any other person entitled to the immediate reversion to the Term from time to time;

1.2	Lease means a lease of the Premises dated 30 September 2008 made between (1) the Landlord and (2) the Tenant;

1.3	Premises means Units 115 B and D Milton Park, Abingdon, Oxfordshire as more particularly described and comprised in the Lease;

1.4	Tenant shall include its successors in title to the Term from time to time;

1.5	Term means the term of years created by the Lease;

1.6	Words importing the singular include the plural and vice versa and words importing one gender include all other genders;

1.7	Where there are two or more persons comprising any party to this Deed covenants expressed to be made by that party are deemed to be made by such persons jointly and severally.

VARIATION

2.	The parties hereto agree and declare that with effect from the date of this Deed and thereafter throughout the residue of the Term the Lease shall be varied so that:

2.1	In Clause 1.1 the definition of “Break Dates” shall be deemed to read as follows:

“Break Dates means 12 June 2013 and 12 June 2016;”

2.2	Clause 3.1 shall be deemed to read as follows:

“3.1	The Principal Rent and any VAT by equal quarterly payments in advance on the Quarter Days to be paid by Direct Debit, Banker’s Standing Order or other means as the Landlord reasonably requires, the first payment for the period from and including the Rent Commencement Date to (but excluding) the next Quarter Day to be made on the Rent Commencement Date PROVIDED THAT during the first year of the Contractual Term the Principal Rent payable shall be reduced to 50% of the amount which would otherwise be calculated pursuant to Clause 1 (and the Second Schedule) of this lease AND PROVIDED FURTHER THAT from and including 1 January 2010 to and including 11 June 2011 the Principal Rent payable shall be FIFTY TWO THOUSAND FOUR HUNDRED AND SEVENTY FOUR POUNDS AND FORTY PENCE (£52,474.40) per annum;”

2.3	in Schedule 2, Paragraph 1.2 shall be deemed to read as follows:

“1.2	Current Rent means the Principal Rent payable under this Lease immediately before the Relevant Review Date PROVIDED THAT in the case of the first Rent Review the Current Rent shall be deemed to be ONE HUNDRED AND THIRTY ONE THOUSAND ONE HUNDRED AND EIGHTY SIX POUNDS (£131,186) per annum and PROVIDED FURTHER THAT in the lease of the Rent Review due on 12 June 2011 the Current Rent shall be deemed to be ONE HUNDRED AND THIRTY ONE THOUSAND ONE HUNDRED AND EIGHTY SIX POUNDS (£131,186) per annum;

DECLARATION

3.	IT IS HEREBY AGREED AND DECLARED THAT save as hereby varied the provisions of the Lease are incorporated herein as though they were set out in full in this Deed and shall continue in full force and effect and the Vase will from and including the date of this Deed take effect and be construed as taking account of the variations effected by this Deed.

CONTRACTS (RIGHTS OF THIRD PARTIES) ACT 1999

4.	A person who is not a party to this Deed has no right under the Contracts (Rights of Third Parties) Act 1999 to enforce any terms of this Deed.

INTERPRETATION

5.	The headings in this Deed are for convenience only and do not affect the construction thereof.

REGISTRATION OF THIS DEED

6.	Promptly following the completion of this Deed the Tenant and the Landlord shall apply to register this Deed at HM Land Registry against the Tenant’s registered title number ON281725 and the Landlord’s registered title number BK102078; and

6.1	The Tenant and the Landlord shall ensure that any requisitions raised by HM Land Registry in connection with an application for registration are dealt with promptly and properly;

6.2	Within one month after completion of the registration, the Tenant and the Landlord shall send to the other official copies of the respective registered titles.

IN WITNESS whereof the parties have executed this Deed as a deed the day and year first before written

EXECUTED AS A DEED by OXFORD IMMUNOTEC LIMITED acting by two directors or by one director and the company secretary

Director: /s/ Dr. Peter Wrighton-Smith

Director/ Secretary: /s/ Simon Turner

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